                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                November 13, 2000
                   ------------------------------------------
                Date of Report (Date of earliest event reported)


                         Oil-Dri Corporation of America
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                0-8675              36-2048898
          -----------------      -------------       ----------------
        (State or other          (Commission           (IRS Employer
        jurisdiction of          File Number)         Identification
         incorporation)                                    No.)




             410 North Michigan Avenue

                 Chicago, Illinois                          60611
           -----------------------------                 ----------
      (Address of principal executive offices)            (Zip Code)



                                  312-321-1515

                          ----------------------------
                          Registrant's telephone number


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ITEM 5.  OTHER EVENTS

Effective October 31, 2000, the Company entered into an agreement with its Chairman, Richard M. Jaffee, whereby Mr. Jaffee will retire as an employee of the Company effective February 1, 2001. Under the terms of the Agreement, he will remain Chairman of the Board and will continue to provide counsel to the Company on a consulting basis until February 1, 2006. (See Exhibit 99.1 to this Form 8-K.)

On November 10, 2000, the news release attached as Exhibit 99 and incorporated herein by reference was issued.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT    DESCRIPTION
-------    -----------

99         Press Release, November 10, 2000

99.1 Second Amendment to Salary Continuation Agreement dated August 1, 1989 between Richard M. Jaffee and the Registrant as amended by the Extension and Amendment dated October 9, 1998.<F1>






















----------------
[FN]
<F1> Management Agreement


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               OIL-DRI CORPORATION OF AMERICA



                               By:      /S/    DANIEL S. JAFFEE
                                   --------------------------------------
                                   Daniel S. Jaffee
                                   President and Chief Executive Officer





Date:  November 13, 2000


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION
-------    -----------

99         Press Release, November 10, 2000

99.1 Second Amendment to Salary Continuation Agreement dated August 1, 1989 between Richard M. Jaffee and the Registrant as amended by the Extension and Amendment dated October 9, 1998.